November 2022 Investor Presentation Exhibit 99.2

Forward-Looking Statements This presentation contains forward-looking statements relating to future events and expectations that are based on certain assumptions and contingencies. The forward-looking statements are made pursuant to the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995 and relate to the Company’s performance on a going forward basis. The forward-looking statements in this presentation involve risks and uncertainties, which could cause actual results, performance or trends to differ materially from those expressed in the forward-looking statements herein or in previous disclosures.    The Company believes that all forward-looking statements made by it in this presentation have a reasonable basis, but there can be no assurance that management’s expectations, beliefs, or projections as expressed in the forward-looking statements will actually occur or prove to be correct. In addition to general industry and global economic conditions, factors that could cause actual results to differ materially from those discussed in the forward-looking statements in this presentation include but are not limited to: (i) the failure of any one or more of the assumptions stated herein to prove to be correct; (ii) the risks relating to forward-looking statements and other “Risk Factors” discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2022 and additional risk factors that may be identified from time to time in filings of the Company; (iii) the substantial indebtedness the Company incurred in connection with its acquisition of Coherent, Inc. (the “Transaction”) and the need to generate sufficient cash flows to service and repay such debt; (iv) the possibility that the Company may be unable to achieve expected synergies, operating efficiencies and other benefits within the expected time-frames or at all and to successfully integrate operations of Coherent, Inc. (“Coherent”) with those of the Company; (v) the possibility that such integration may be more difficult, time-consuming or costly than expected or that operating costs and business disruption (including, without limitation, disruptions in relationships with employees, customers or suppliers) may be greater than expected in connection with the Transaction; (vi) any unexpected costs, charges or expenses resulting from the Transaction; (vii) the risk that disruption from the Transaction materially and adversely affects the respective businesses and operations of the Company and Coherent; (viii) potential adverse reactions or changes to business relationships resulting from the completion of the Transaction; (ix) the ability of the Company to retain and hire key employees; (x) the purchasing patterns of customers and end users; (xi) the timely release of new products, and acceptance of such new products by the market; (xii) the introduction of new products by competitors and other competitive responses; (xiii) the Company’s ability to assimilate recently acquired businesses, and realize synergies, cost savings, and opportunities for growth in connection therewith, together with the risks, costs, and uncertainties associated with such acquisitions; (xiv) the Company’s ability to devise and execute strategies to respond to market conditions; (xv) the risks to realizing the benefits of investments in R&D and commercialization of innovations; (xvi) the risks that the Company’s stock price will not trade in line with industrial technology leaders; and/or (xvi) the risks of business and economic disruption related to the currently ongoing COVID-19 outbreak and any other worldwide health epidemics or outbreaks that may arise. The Company disclaims any obligation to update information contained in these forward-looking statements, whether as a result of new information, future events or developments, or otherwise. All information in this presentation is as of November 9, 2022. This presentation contains non-GAAP financial measures and key metrics relating to the Company’s past performance. These non-GAAP financial measures are in addition to, and not as a substitute for or superior to, measures of financial performance prepared in accordance with U.S. GAAP. There are a number of limitations related to the use of these non-GAAP financial measures versus their nearest GAAP equivalents. For example, other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. As required by Regulation G, we have provided reconciliations of those measures to the most directly comparable GAAP measures, which are available in the Appendix.

Patents(2) COHERENT at a Glance From a Foundation of Materials and Imagination, We Enable Exciting Megatrends 1971 Year Founded COHR Nasdaq 130 Locations 3,000+ 28,000+ Employees(2) FY22 Revenue(1) $4.8 B 24 Countries VERTICAL INTEGRATION Materials, Components, Subsystems, Systems and Service 4,400+ Engineering & Technology Employees(2) Available Market(2) $65 B Proforma non-GAAP revenue combines II-VI FY22 revenue (as of FYE 6/30/22) and Coherent 6/30/22 TTM. Not calculated in accordance with Article 11 of SEC regulation S-X. As of July 1, 2022

$4.8 Billion of Proforma(1) Revenue in FY22 Proforma non-GAAP revenue combines II-VI FY22 revenue (as of FYE 6/30/22) and Coherent 6/30/22 TTM. Not calculated in accordance with Article 11 of SEC regulation S-X. Revenue by region is based on customer headquarter addresses. Industrial Communications Electronics Instrumentation North America Europe China Other Materials Lasers Networking Korea & Japan

Building Momentum for 50 Years One of the largest photonics and compound semiconductor companies Materials expertise drives differentiation in multiple growing markets Vertically integrated, diverse global manufacturing footprint History of insightful targeting and successful integration of strategic acquisitions Experience management team with a successful track record Strong execution and resilient growth

Revenue(1) ($M) IIVI+COHR Proforma(3) Figures prior to FY2019 do not reflect the adoption of ASC 606. FY21 actual. See Appendix for reconciliation to most comparable GAAP measures. Prepared in accordance to ASC 805. Pro Forma includes the revenue of Finisar in Q1FY20 prior to the acquisition date of 9/24/20. Not calculated in accordance with Article 11 of SEC regulation S-X. 2022 - Laser sources & systems 2019 - Indium phosphide technology platform 2016 - Epitaxial wafer and SiC electronic devices 2013 - Gallium arsenide technology platform 2010 - Optical networks & China market 5 Transformative Acquisitions Insightful Targeting and Integration of Strategic Acquisitions CAGR 20% 10 Years of Continuous Revenue Growth

Our Products Responsible sourcing Environment People Governance Innovation and impact Product quality and lean manufacturing Conflict materials and traceability Human rights Supplier diversity Supplier engagement Climate and energy management in our operations Waste management Environmental, health, and safety Diversity, equity, and inclusion Talent acquisition Talent management Employee management Employee wellness Community engagement Corporate governance Ethical business conduct and compliance Enterprise risk management Data privacy and security Corporate Social Responsibility OUR 5 ESG PILLARS We are focused on making the world safer, healthier, closer, and more efficient. Energy FY21 FY22 Total electricity consumption (MWh) 547,557 564,689 Self-generated electricity (%) 0% 0% Electricity purchased from the grid (%) 100% 100% Total fuel consumption (MWh) 72, 222 74,779 Total Energy Consumption (MWh) 619,779 639,468 Energy consumption from renewable sources 22% 29% CARBON FOOTPRINT REDUCTION IS A PRIORITY As of June 30, 2022 Coherent purchases 38% of our electricity from renewable sources 35 sites (9 in U.S. and all sites in Europe) are powered by renewable energy Largest facility in China will be powered by 100% renewable energy by 2026 PRODUCTS AND TECHNOLOGY Investing to help the world transition to cleaner energy solutions, including: Silicon Carbide for power electronics Advanced Lithium Selenium Sulfur batteries EV battery recycling solution BOARD DIVERSITY 13 total Board members 5 of 13 (38%) are ethnically diverse 2 Board members are women 11 of 13 (82%) are independent 7 new directors over the past 5 years Note: Energy consumption includes electricity and natural gas only. No other energy sources are significant.

Operating Income II-VI Q1 FY23 financial highlights Revenue $1.3B $3.1B Backlog $42.5M GAAP $286.4M Non-GAAP Earnings (Loss) Per Share $(0.56) GAAP $1.04 Non-GAAP (1) Revenue by region is based on customer headquarter addresses Industrial Communications Electronics Instrumentation North America Europe China Korea and Japan Other REVENUE BY REGION(1) REVENUE BY END MARKET

All non-GAAP amounts exclude certain adjustments for share-based compensation, acquired intangible amortization expense, certain one-time transaction expenses, debt extinguishment expense, fair value measurement period adjustments and restructuring and related items. See Appendix for reconciliation to most comparable GAAP measures. II-VI Incorporated and Coherent, Inc. figures are for the three months ended June 30, 2022 Strong Execution and Synergy Realization Post Coherent Transaction Close Driving Margins Non-GAAP Gross Margin(1) Non-GAAP Operating Margin(1) Attractive and Increasing Operating Margins Proforma(2) Proforma(2)

Three REPORTING Segments MATERIALS NETWORKING LASERS

Half a billion dollars in annual R&D Investment Combined R&D and capex spend expected to be highest in industry and to accelerate breakthroughs, time-to-market and time-to-scale advantages Increased scale improves competitiveness and drives more strategic dialogue with customers Will enable better alignment of organic and inorganic investments to market demand Drives profitability and targeted returns “We are mainly constrained by the quality of our materials and the limits of our imaginations.” Dr. Carl J. Johnson Co-founder and first CEO of II-VI

Simplifying and Strengthening our Focus on Four Markets with a Combined $65B in TAM INDUSTRIAL COMMUNICATIONS ELECTRONICS INSTRUMENTATION TAM: $28B CAGR: 13% TAM: $21B CAGR: 12% TAM: $11B CAGR: 17% TAM: $5B CAGR: 7% Note: TAM based on CY2022; CAGR based on 2022-27 timeframe. Sources: LightCounting, Omdia, Cignal AI, Yole, Internal Estimates Sources: Optech Consulting, Strategies Unlimited, SEMI, Internal Estimates Sources: Strategies Unlimited, Markets & Markets, SDI (Strategic Directions), Internal Estimates Sources: IDC, Morgan Stanley, Research & Markets, Forbes, Yole, Strategy Analytics, Internal Estimates

Industrial Precision manufacturing Giga factories for EV battery processing Advanced medical devices Additive manufacturing Semiconductor & display capital equipment Increasing laser content from ingot to packaged ICs OLED for mobile and micro-LED for high-end TV and large displays Aerospace and defense PRODUCTS Fiber lasers for laser welding of batteries UV lasers for OLED manufacturing Laser systems, subsystems, and processing heads Laser components, optics, crystals Ceramics, metal matrix composites, and diamond VALUE PROPOSITION 50 years of experience in laser technology Long term technology partner across all laser architectures Broadest spectrum of laser and systems technologies One stop shop for processing equipment Productivity enhancement through innovation and knowhow MARKET VERTICALS AND MEGATRENDS

Communications Datacom Increasing spend on cloud infrastructure Artificial Intelligence/Machine Learning Telecom Open systems SATCOM and integration to terrestrial networks 100 to 800 Gbps datacom transceivers Pluggable coherent transceivers Wavelength selective switches (WSS) Pluggable optical line subsystems (POLS) Terrestrial and submarine pump lasers InP edge emitting lasers and GaAs VCSELs Largest supplier of optical communications components Vertically integrated from material through subsystems Industry pioneer in broad range of technology platforms Industry leading investments in R&D Global and flexible manufacturing footprint PRODUCTS VALUE PROPOSITION MARKET VERTICALS AND MEGATRENDS

Electronics Consumer electronics Advanced sensing AR/VR Wearables as health monitors Automotive Increasing SiC electronics content in EVs Automotive sensing: in-cabin and LiDAR Wireless 5G growth and 6G GaAs and InP optoelectronics VCSELs and edge emitting lasers Laser illumination modules Wafer level optics and subassemblies Waveguide materials, diffractive optics Silicon carbide substrates and epiwafers GaN/SiC HEMT and SiC MOSFET devices Broadest portfolio of optoelectronics, optics, and electronics High-volume consumer electronics experience 6-inch gallium arsenide platform 200 mm silicon carbide platform World-class indium phosphide platform Decades of investment in high quality silicon carbide substrates Investing $1 billion over the next 10 years in silicon carbide Cross-functional engineering and integration expertise PRODUCTS VALUE PROPOSITION MARKET VERTICALS AND MEGATRENDS

instrumentation Materials, optics, lasers, and thermoelectrics Components to subassemblies and subsystems Optical, mechanical, electrical and software integration ISO 9001 & 13485 Life sciences (biotechnology, medical,and environmental) and scientific segment solutions Custom solutions from proof-of-concept to manufacturing at scale Rapid time to market of complete turnkey subassemblies and systems Broad product portfolio to support a wide range of applications Extensive technology innovation for next-generation capabilities Global manufacturing footprint and flexible supply chain partners Smart healthcare evolution, largely based on technology Point-of-care diagnostics Personalized medicine Environmental sustainability Advanced instrumentation PRODUCTS VALUE PROPOSITION MEGATRENDS

Silicon Carbide Electrification of transportation Sustainability of the planet

Power Electronics for Green and clean Energy ELECTRIC VEHICLES SOLAR & WIND ENERGY SMART GRID POWER SWITCHING

NOW, NEXT, and Beyond Silicon Carbide Materials 100 mm 150 mm 3 inch 200 mm 2015 World’s First 200 mm Demonstrated 2019 4H n-Type 6H SI 2021 Back-end Processing in China 2024     Manufacturing 2012 Demonstrated 2013 Manufactured 2005 Demonstrated 2007 High Quality Wafer 2009 Manufactured Demonstrated 2004 Manufactured 2 inch 2000 Manufactured Wafer Size What’s next: Targeting the world’s first 300 mm demonstration Two decades of innovation

SiC Modules SiC Devices SiC Chips SiC Epiwafers SiC Substrates Accelerating Time-to-Market II-VI and GE Technology II-VI and GE Technology II-VI and GE Technology II-VI (3DSiC®) II-VI JUNE 2020 - Licensed technology from GE to manufacture silicon carbide devices and modules for power electronics.  APRIL 2021 - Expanded SiC wafer finishing manufacturing footprint in China. FEBRUARY 2022 - Qualified 1200 V SiC MOSFET and expanded relationship with GE. Vertical Integration

Acquisition of Coherent

Leader in Technology for Display Manufacturing Market trends: OLED display manufacturing technology in the process of moving from Gen 6 to Gen 8 for improved economies of scale Deployments in Korea and China Revenue for Micro-LED display manufacturing will become material around FY25 Micro-LEDs address incremental markets: higher brightness TVs and wall-size displays Market Size for equipment and services: $450-$550M in FY27 (internal estimates) Leading laser & system capabilities: Line Beam systems for display backplane annealing (ELA) Line Beam systems for Laser Lift Off (LLO) Ultrafast lasers for OLED display cutting Micro-Led UV Laser Transfer systems

Focusing on growth Applications as lasers penetrate rapidly growing addressable markets PRECISION MANUFACTURING SEMICONDUCTOR CAPITAL EQUIPMENT LIFE SCIENCES & RESEARCH TAM: $10B, CAGR: 9% TAM: $6B, CAGR: 6% TAM: $5B, CAGR: 7% Note: TAM based on CY2022; CAGR based on 2022-27 timeframe. Sources: Optech Consulting - Laser Market Data, Internal Estimates Sources: Strategies Unlimited, Markets & Markets, SDI (Strategic Directions), Internal Estimates Sources: Strategies Unlimited 2021, SEMI, Internal Estimates EV battery welding Medical device manufacturing Consumer goods manufacturing Enabling mobile communications, cloud, automotive, and IoT Acceleration in wafer fab investments for inspection Next generation wafer fab tools Pulsed laser deposition Personalized medicine Diagnostic and drug discovery Disease detection and treatment

Significant Value Creation Potential from Coherent Cost Synergies Q1FY23 Run Rate Synergies Achieved Expected Synergies within 3 years Cost of Goods Sold Supply chain management – procurement Infeed – Internal supply of enabling materials and components Operational efficiencies at scale $1.8M $150M Operating Expenses More efficient R&D with scale Development cost savings Consolidation of corporate costs Global functional model efficiencies $10.5M $100M TOTAL $12.3M $250M

Well Capitalized for Future Growth1 External Financing Sources Debt $3.7B secured term loans $990M high yield bonds $285M available on $350M revolver Convertible Preferred Equity $2.15B series B investment from Bain Capital Coupon: 5%, 4-year payable-in-kind, cash pay option thereafter Conversion price of $85.00 per share Mandatory Convertible Equity $460M series A preferred equity Mandatorily convertible on July 1, 2023 Converts to ~11M shares Leverage Total Debt $4.7 billion3.2x(1) Cash $0.9 billion Net Debt $3.8 billion2.6x(1) PF Combined TTM Adj EBITDA(1) $1,479 million (incl. $250M synergies) Reflects, as of 9/30/2022, using pro forma TTM combined adj EBITDA at 9/30/22, including $250 million of cost synergies. Balances assuming conversion at 9/30 Fully-Diluted Shares Outstanding2 COHR basic shares 138M Stock comp shares 1M Series A preferred equity 11M Series B preferred 26M Pro forma FDSO 176M

Cash flow – acquisition considerations Operating Cash Flow Increase/decrease in cash from changes in operating assets/liabilities should be considered net of the effects of the acquisition. The cash outflow for the net assets acquired is considered an investing cash outflow. Example: Ending Balance Trade A/P – Beginning Balance Trade A/P – Acquired Trade A/P +/- FX Impact +/- Increase/Decrease in Trade A/P for Fixed Assets Increase/Decrease in Cash from Changes in Trade A/P Includes interest payments, including payments for ticking fees. Investing Cash Flow Includes the fair value of cash consideration paid for the acquired net assets and extinguishment of certain obligations, net of cash acquired. Financing Cash Flow Includes the gross proceeds from the Term A and Term B facilities and issuance of Series B Preferred Shares used to finance the acquisition, net of payments on existing debt. Also includes the cash outflow for the debt issuance costs and equity issuance costs associated with the above.

Financial Appendix

End Market Distribution of Full Year FY22 Revenue Reported Segments FY21 Revenue FY22 Revenue FY22 Op Margin – GAAP / Non-GAAP FY22/FY21 Revenue Growth Communications Industrial Aerospace & Defense Semi Cap Life Sciences, Consumer, Automotive, Other Photonic Solutions $2,038M $2,226M 10% / 15% 9% 93% 3% 0% 1% 3% Compound Semiconductors $1,068M $1,090M 20% / 29% 2% 11% 31% 17% 13% 28% II-VI Consolidated $3,106M $3,317M 13% / 20% 7% 66% 12% 6% 5% 11% Segment Revenue by End Markets for Full Year FY22(1) Does not reflect the transfer of two entities between Networking and Materials, as disclosed in Form 10Q. Numbers are shown as reported in FY22.

Mapping Into Four Markets Wireless Consumer Electronics Automotive ELECTRONICS Precision Manufacturing Semiconductor Capital Equipment Display Capital Equipment Aerospace & Defense INDUSTRIAL COMMUNICATIONS Communications INSTRUMENTATION Life Sciences Scientific Instrumentation Communications Optical Communications Wireless Precision Manufacturing Microelectronics Aerospace & Defense Instrumentation Industrial Semiconductor Capital Equipment Aerospace & Defense Life Sciences Consumer Electronics Automotive II-VI COHERENT

FY22 Revenue by FY23 Market Segments End Market Distribution of Full Year FY22 Revenue Companies FY22 Revenue Communications Industrial Electronics Instrumentation II-VI Incorporated $3,317M 65% 23% 9% 3% Coherent, Inc.(1) $1,520M(1) 0% 75% 0% 25% Proforma Combined(2) $4,837M(2) 45% 39% 6% 10% Coherent Revenue 6/30/22 TTM. Proforma non-GAAP revenue combines II-VI FY22 revenue (as of FYE 6/30/22) and Coherent 6/30/22 TTM. Not calculated in accordance with Article 11 of SEC regulation S-X.

End Market Distribution of Q1FY23 QTD Revenue Reported Segments Q1FY22 Revenue(1) Q1FY23 Revenue Q1FY23/ Q1FY22 Revenue Growth Q1FY23 Op Margin – GAAP / Non-GAAP Industrial Communications Electronics Instrumentation Materials Segment $264M $356M 37% 21% / 27% 41% 6% 49% 4% Networking Segment $531M $596M 11% 15% / 20% 3% 94% 1% 2% Lasers Segment $392M(2) $392M 0% (31)% / 18% 76% 0% 0% 24% Proforma Combined $1,187M(1) $1,344M 13% 3% / 21% 34% 44% 13% 9% Segment Revenue by End Markets for Q1FY23 QTD Proforma non-GAAP revenue combines II-VI Q1 FY22 revenue (as of 9/30/22) and Coherent 9/30/22 TTM. Not calculated in accordance with Article 11 of SEC regulation S-X. Coherent Revenue 6/30/22 TTM.

Hypothetical Illustration of EPS Calculation

Reconciliation of GAAP Measures to Non-GAAP Measures

Reconciliation of GAAP Measures to Non-GAAP Measures

Reconciliation of GAAP Measures to Non-GAAP Measures Reconciliation of Segment Non-GAAP Operating Income (Loss) to               GAAP Segment Operating Income (Loss)                       $ Millions                       (Unaudited)   Three Months Ended     Year Ended     Jun 30,   Mar 31,   Jun 30,     Jun 30,   Jun 30,     2022   2022   2021     2022   2021 Non-GAAP Photonic Solutions Operating Income   $91.7   $81.8   $87.4     $334.4   $324.3 Share-based compensation   (3.1)   (8.8)   (9.4)     (30.9)   (39.6) Amortization of acquired intangibles   (16.6)   (16.5)   (17.3)     (66.7)   (69.2) Restructuring, transaction expenses and other   (2.8)   (1.9)   (0.2)     (6.7)   (7.8) Photonic Solutions GAAP Operating Income   $69.2   $54.6   $60.5     $230.1   $207.7                         Non-GAAP Compound Semiconductors Operating Income   $76.9   $90.2   $61.1     $315.8   $277.2 Share-based compensation   (10.5)   (9.2)   (9.3)     (42.2)   (39.4) Amortization of acquired intangibles   (3.2)   (2.9)   (3.3)     (12.9)   (13.0) Restructuring, transaction expenses, and other   (5.4)   (1.7)   (0.8)     (8.3)   (3.6) Start-up costs   $(6.4)   $(14.6)   $—     $(32.3)   $— Compound Semiconductors GAAP Operating Income   $51.4   $61.8   $47.7     $220.1   $221.2                         Non-GAAP Unallocated and Other Operating Income (Loss)   $—   $—   $—     $—   $— Restructuring, transaction expenses, and other   (6.4)   (9.6)   (11.1)     (35.9)   (26.8) Unallocated and Other GAAP Operating Income (Loss)   $(6.4)   $(9.6)   $(11.1)     $(35.9)   $(26.8)                         Total GAAP Operating Income   $114.2   $106.8   $97.1     $414.3   $402.1                         Non-GAAP Operating Income   $168.6   $172.0   $148.5     $650.2   $601.5 *Amounts may not recalculate due to rounding.

Reconciliation of GAAP Measures to Non-GAAP Measures Reconciliation of GAAP Measures to non-GAAP Measures                       $ Millions                       (Unaudited)   Three Months Ended     Year Ended     Jun 30,   Mar 31,   Jun 30,     Jun 30,   Jun 30,     2022   2022   2021     2022   2021 Revenue   $887.0   $827.7   $808.0     $3,316.6   $3,105.9 Gross profit on GAAP basis   $326.0   $321.7   $297.8     $1,265.5   $1,177.5 Share-based compensation   0.9   1.3   3.4     5.1   12.1 Amortization of acquired intangibles (4)   9.6   9.4   9.8     38.3   38.8 Start-up costs (3)   —   1.6   —     2.8   — Restructuring, transaction expenses and other (1)   6.9   1.7   0.7     9.8   6.7 Gross profit on non-GAAP basis   $343.4   $335.7   $311.7     $1,321.5   $1,235.0                         Operating income on GAAP basis   $114.2   $106.8   $97.1     $414.3   $402.1 Share-based compensation   13.5   18.2   18.5     73.1   78.9 Start-up costs (3)   6.4   14.6   —     32.3   — Amortization of acquired intangibles   19.9   19.4   20.6     79.7   82.2 Restructuring, transaction expenses and other (1)   14.6   13.2   12.2     50.9   38.3 Operating income on non-GAAP basis   $168.6   $172.0   $148.5     $650.2   $601.5

Reconciliation of GAAP Measures to Non-GAAP Measures